UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 9, 2021

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Common Stock, par value $1-2/3	WFC	New York Stock Exchange (NYSE)

7.5% Non-Cumulative Perpetual Convertible Class A Preferred Stock, Series L	WFC.PRL	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series N	WFC.PRN	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series O	WFC.PRO	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series P	WFC.PRP	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of 5.85% Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series Q	WFC.PRQ	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series R	WFC.PRR	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series W	WFC.PRW	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series X	WFC.PRX	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Y	WFC.PRY	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Z	WFC.PRZ	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series AA	WFC.PRA	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series CC	WFC.PRC	NYSE

Guarantee of 5.80% Fixed-to-Floating Rate Normal Wachovia Income Trust Securities of Wachovia Capital Trust III	WFC/TP	NYSE

Guarantee of Medium-Term Notes, Series A, due October 30, 2028 of Wells Fargo Finance LLC	WFC/28A	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.  Other Events

On February 9, 2021, Wells Fargo & Company (the “Company”) sold 2,000,000 Depositary Shares (the “Depositary Shares”), each Depositary Share representing a 1/1,000th interest in a share of the Company’s Non-Cumulative Perpetual Class A Preferred Stock, Series CC (the “Series CC Preferred Stock”), pursuant to the partial exercise of the underwriters’ over-allotment option set forth in the Underwriting Agreement, dated January 25, 2021, among the Company and Wells Fargo Securities, LLC, as representative of the several underwriters named therein, filed as Exhibit 1.1 to this report on Form 8-K and incorporated by reference into this Item 8.01.

Item 9.01.  Financial Statements and Exhibits

Additional exhibits are filed herewith in connection with the Registration Statement on Form S-3, as amended (File No. 333-236148), filed by the Company with the Securities and Exchange Commission. The following documents are being filed with this report on Form 8-K: (i) Certificate of Designation of the Company dated January 28, 2021; (ii) Deposit Agreement dated as of February 1, 2021 among the Company, Equiniti Trust Company, as depositary, and the holders from time to time of Depositary Receipts; (iii) form of Depositary Receipt; and (iv) opinions with respect the additional shares of Series CC Preferred Stock, Deposit Agreement, and Depositary Receipts.

(d)             Exhibits

Exhibit No.	Description	Location

1.1	Underwriting Agreement, dated January 25, 2021, among Wells Fargo & Company and Wells Fargo Securities, LLC, as representative of the several underwriters named therein.	Incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K filed February 1, 2021

4.1	Certificate of Designation of Wells Fargo & Company with respect to the Non-Cumulative Perpetual Class A Preferred Stock, Series CC dated January 28, 2021.	Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed February 1, 2021

4.2	Deposit Agreement dated as of February 1, 2021 among Wells Fargo & Company, Equiniti Trust Company, as depositary, and the holders from time to time of Depositary Receipts.	Incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed February 1, 2021

4.3	Form of Depositary Receipt.	Included as part of Exhibit 4.2

5.1	Opinion of Richards, Layton & Finger, P.A. regarding the Non-Cumulative Perpetual Class A Preferred Stock, Series CC.	Filed herewith

5.2	Opinion of Faegre Drinker Biddle & Reath LLP regarding the Deposit Agreement and the Depositary Receipts.	Filed herewith

23.1	Consent of Richards, Layton & Finger, P.A.	Included as part of Exhibit 5.1

23.2	Consent of Faegre Drinker Biddle & Reath LLP.	Included as part of Exhibit 5.2

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: February 9, 2021	/s/ Bryant Owens
Bryant Owens
Senior Vice President and Assistant Treasurer